MAINSTAY MARKETFIELD FUND

Supplement dated June 13, 2014 (“Supplement”) to the

Statement of Additional Information, dated May 1, 2014

Effective immediately, the sub-sections entitled “Contingent Deferred Sales Charge, Class A and Investor Class Shares” and “Contingent Deferred Sales Charge, Class C Shares” under the section entitled “Reduced Sales Charges on Class A and Investor Class Shares” are deleted in their entirety and replaced with the following:

Contingent Deferred Sales Charge, Class A and Investor Class Shares

In order to recover commissions paid to financial intermediary firms on qualified investments of $1,000,000 or more, a CDSC of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A and Investor Class shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a CDSC.

Class A and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A and Investor Class shares redeemed more than one year after their purchase. The CDSC on subject Class A and Investor Class shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with the Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A or Investor Class shares in the Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with the Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Class A or Investor Class shares of the Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Fund at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares of that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The CDSC on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with the Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in the Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with the Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Class C shares of the Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

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